Exhibit 99.1

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

AS OF DECEMBER 31, 2009 AND 2008

(Amounts expressed in US Dollars)

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

AS OF DECEMBER 31, 2009 AND 2008

 (Amounts expressed in US Dollars)

TABLE OF CONTENTS

Consolidated Balance Sheets as of December 31, 2009 and 2008 (UNAUDITED)	2 - 3

Consolidated Statements of Operation for the years ended December 31, 2009 and 2008 (UNAUDITED)	4

Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008 (UNAUDITED)	5 - 6

Consolidated Statements of Changes in Stockholders’ Deficiency for the years ended December 31, 2009 and 2008 (UNAUDITED)	7

Notes to Consolidated Financial Statements (UNAUDITED)	8 – 19

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Balance Sheets (UNAUDITED)
As of December 31, 2009 and 2008
(Amounts expressed in US Dollars)

	2009 $	2008 $

ASSETS
CURRENT ASSETS

Cash and cash equivalents	53,441	24,227
Prepayments, advances and other receivables	738,566	621,741

TOTAL CURRENT ASSETS	792,007	645,968

PROPERTY AND EQUIPMENT	638,920	661,940

INTELLECTUAL PROPERTY (note 6)	1	1

TOTAL ASSETS	1,430,928	1,307,909

The accompanying notes are an integral part of these consolidated financial statements.

APPROVED ON BEHALF OF THE BOARD

                                                       Director

                                                     Director

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Balance Sheets (UNAUDITED)
As of December 31, 2009 and 2008
(Amounts expressed in US Dollars)

	2009 $	2008 $

LIABILITIES
CURRENT LIABILITIES

Accounts payable and accrued liabilities	4,308,345	4,350,177
Promissory note payable (note 15)	2,252,720	1,429,232
Loan from shareholders	782,636	659,612
Loans from non-related party (note 12 )	208,412	208,412-

TOTAL CURRENT LIABILITIES	7,552,113	6,647,433

GOING CONCERN (note 1)
COMMITMENTS AND CONTINGENCIES (note 11)

STOCKHOLDERS’ DEFICIENCY

COMMON STOCK (note 11)	2,642	12,192
COMMON STOCK SUBSCRIBED	3,250,000	3,250,000
STOCK SUBSCRIPTIONS RECEIVABLE	(3,850,000)	(3,850,000)
ADDITIONAL PAID – IN CAPITAL	17,831,296	17,522,477
ACCUMULATED OTHER COMPREHENSIVE LOSS	(133,466)	(145,208)
ACCUMULATED DEFICIT	(23,196,682)	(22,128,985)

TOTAL STOCKHOLDERS’ DEFICIENCY	(6,046,877)	(5,339,524)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIENCY	1,522,859	1,307,909

The accompanying notes are an integral part of these consolidated financial statements.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Statements of Operations (UNAUDITED)
For the years ended December 31, 2009 and 2008
(Amounts expressed in US Dollars)

	2009 $	2008 $

REVENUE	69,699	170,945
Cost of goods sold	63,198	158,420

GROSS PROFIT	6,501	12,525
OPERATING EXPENSES
General and administration	75,615	1,090,390
Interest	574,037	491,465
Management salaries	400,000	400,000
Amortization	24,555	24,555
Loss on disposal/impairment of property, plant and equipment	-

TOTAL OPERATING EXPENSES	1,074,207	2,006,410

OPERATING LOSS	(1,067,705)	(1,993,885)
Interest income	7	223
Beneficial conversion cost expensed (note 9)	-
Discount on warrants expensed (note 9)	-

NET LOSS BEFORE TAXES	(1,067,698)	(1,993,662)
Income tax	-	-

NET LOSS	(1,067,698)	(1,993,662)

Loss per share, basic and diluted	(0.07)	(0.24)

Weighted average shares outstanding	14,219,121	8,424,115

The accompanying notes are an integral part of these consolidated financial statements.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Statements of Cash Flows (UNAUDITED)
For the years ended December 31, 2009 and 2008
(Amounts expressed in US Dollars)

	2009 $	2008 $

CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	(1,067,698)	(1,993,662)
Items not requiring an outlay of cash:
Amortization	24,555	24,555
Amortization of deferred expenses	4,493	4,493
Beneficial conversion cost expensed	-	-
Discount on warrants expensed	-	-
Loss on disposal/impairment of property, plant and equipment	-	-
Issue of shares for professional services	101,500	352,000
Issue of shares in lieu of bonus to directors	-	-
Stock-based compensation	-	213,280
Decrease in accounts receivable	-	-
Increase in Prepayments and other receivables	-	(512,701)
Increase in accounts payable and accrued liabilities*	904,679	1,339,357
Interest accrued on loans	574,036	491,465

NET CASH USED IN OPERATING ACTIVITES	(541,465)	(81,213)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment	-	(680,215)

NET CASH USED IN INVESTING ACTIVITIES	-	(680,215)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from loan from shareholders	123.024	15,260
Proceeds of loan from non-related parties	-	204,535
Gross proceeds from issue of convertible term notes (note 10)	-	-
Proceeds from issue of common shares	259,485	444,392

NET CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	382,509	664,187

EFFECT OF EXCHANGE RATE CHANGES ON CASH	96,283	96,283

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS
FOR THE YEAR	29,195	(958)

Cash and cash equivalents, beginning of year	24,246	25,204

CASH AND CASH EQUIVALENTS , END OF YEAR	53,441	24,246

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Statements of Cash Flows (UNAUDITED)
For the years ended December 31, 2009 and 2008
(Amounts expressed in US Dollars)

	2009 $	2008 $

INCOME TAXES PAID	-

INTEREST PAID	1,586	3,772

The accompanying notes are an integral part of these consolidated financial statements.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Consolidated Statements of Changes in Stockholders’ Deficiency (UNAUDITED)
For the years ended December 31, 2009 and 2008
(Amounts expressed in US dollars)

	Common Stock Number of Shares(a)	Common Stock Amount(a)	Common Stock Subscribed	Additional Paid-in Capital(a)	Deficit	Other Comprehensive loss	Accumulated Other Comprehensive Items
Balance at December 31, 2007	5,584,905	$5,585	$3,250,000	$15,849,124	$(20,135,323)	$(3,320,518)	$(683,621)

Issue of shares in settlement of liabilities	60,000	60		20,940
Issue of shares in settlement of Liabilities	39,188	39		17,595
Stock-based compensation				213,280
Issue of shares as deposit	1,333,332	1,333	600,000	598,667
Issue of shares for cash	3,503,156	3,503		330,889
Issue of shares for cash	682,171	682		99,318
Issue of shares for cash	40,000	40		9,960
Issue of shares for services	950,000	950		351,050
Fair value of interest on interest free loan from shareholders		682		31,654
		300
Foreign currency translation						538,413	538,413
Net loss for the period					(1,993,662)	(1,993,662)
Balance at December 31, 2008	12,192,752	$12,192	$3,850,000	$17,522,477	$(22,128,985)	$(1,455,249)	$(145,208)

Stock-based compensation				159,960
Issue of shares for cash	666,667	667		49,333
Issue of shares for services	1,975,000	1,975		99,525
Cancelled shares	2,000,000
Fair value of interest on interest free loan from shareholdrs		682
		300
Foreign currency translation						11,742	11,742
Net loss for the period					(1,067,697)	(1,067,697)
Balance at December 31, 2009				17,831,295	(23,196,682)	(1,055,955)	(133,466)

a)	Common stock and additional paid-in capital have beenrestated to reflect 25-for-1 reverse stock split on November 14, 2007.

The accompanying notes are an integral part of these consolidated financial statements.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

1.	GOING CONCERN

Certain principal conditions and events are prevalent which indicate that there could be substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

These include:

1)	Recurring operating losses
2)	Stockholders deficiency
3)	Working Capital deficiency
4)	Non renewal of intellectual property licenses
5)	Adverse key financial ratios

The continuation of the company as a going concern is dependent upon its ability to raise additional financing and ultimately attain and maintain profitable operations from commercialization of its intellectual property.. These consolidated financial statements include certain estimated adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities resulting from the substantial doubt about the Company’s ability to continue as a going concern

2.	BASIS OF PRESENTATION AND NATURE OF OPERATIONS

The consolidated  financial statement as of December 31, 2009 includes the accounts of Aspire International, Inc. (Formerly Perfisans Holdings, Inc.) and its wholly-owned subsidiaries, Perfisans Networks Corporation and Mega Bond Group (Hong Kong) Limited. Perfisans Networks Corporation includes the accounts of its wholly-owned subsidiaries, Perfisans Networks (Taiwan) Corporation and Aspire (Guangxi) Inc. All material inter-company balances and transactions have been eliminated.

Aspire International, Inc. (the”Company”) is a technology development company.  The principal activity of the Company is the design and development of integrated circuits for commercial purposes.

On May 26, 2008, a wholly-owned subsidiary of the Company entered into a Management Agreement whereby the management of a manganese mine at Guangxi Fong Sheng (China) has been assigned to the Company for a period of ten years, commencing on June 1, 2008 and terminating on May 31, 2018

The Company has funded its operations to date mainly through the issuance of shares. Effective October 25, 2007, the Company changed its name to Aspire International, Inc.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
a)	Use of Estimates
Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and related notes to financial statements. These estimates are based on management's best knowledge of current events and actions the Company may undertake in the future. Actual results may ultimately differ from such estimates. Significant estimates include accruals, valuation allowance, fair value of stock for services and estimates for calculation for stock based compensation.

b)	Basis of consolidated Financial Statements
The consolidated  financial statement as of December 31, 2009 includes the accounts of Aspire International, Inc. (Formerly Perfisans Holdings, Inc.) and its wholly-owned subsidiaries, Perfisans Networks Corporation and Mega Bond Group (Hong Kong) Limited. Perfisans Networks Corporation includes the accounts of its wholly-owned subsidiaries, Perfisans Networks (Taiwan) Corporation and Aspire (Guangxi) Inc. All material inter-company balances and transactions have been eliminated.

c)	Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, amounts due to banks, and any other highly liquid investments with a maturity of three months or less. The carrying amounts approximate fair values because of the short-term maturity of those instruments.

d)	Fair value of Financial Instruments
The estimated fair values of financial instruments have been determined by the Company using available market information and valuation methodologies.  Considerable judgment is required in estimating fair values.  Accordingly, the estimates may not be indicative of the amounts the Company could realize in a current market exchange.  As of December 31, 2009 and 2008 the carrying values of financial instruments approximate their fair values due to the short-term maturity of these instruments.

e)	Revenue Recognition
The Company recognizes revenue earned on a net basis in accordance with EITF Issue No. 99-19, "Reporting Revenue Gross as a Principal Versus Net as an Agent" when there is no inventory or credit risk and there are no substantial risks and rewards of ownership. The Company is thus considered an agent in the transaction and, accordingly, records revenue on a net basis The Company records revenue on a gross basis when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; selling price is fixed or determinable; and collectibility is reasonably assured. The impact on Operating Income is the same whether the Company records revenue on a gross or net basis.
.
f)	Long-term Financial Instruments
The fair value of each of the Company’s long-term financial assets and debt instruments is based on the amount of future cash flows associated with each instrument discounted using an estimate of what the Company’s current borrowing rate for similar instruments of comparable maturity would be.

g)	Property, Plant and Equipment
Property, plant and equipment are recorded at cost less accumulated amortization.  Amortization is provided using the following annual rates and methods:

Furniture and fixtures	20%	declining balance method
Office equipment	20%	declining balance method
Computer equipment	30%	declining balance method
Plant and equipment	30%	declining balance method
Vehicles	30%	declining balance method
Leasehold Improvement		Over the period of the lease

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)
h)	Intellectual Property
Intellectual property is recorded at cost less impairment write down.  Intellectual property is not amortized as it has an indefinite life.  Impairment tests are performed at least once a year and when conditions indicating possible impairment exist.  Intellectual property is written down if the carrying amount exceeds the fair value or if significant doubt exists with respect to recoverability.

i)	Foreign Currency Translation
The Company’s subsidiaries, Perfisans Networks Corporation and Mega Bond Group (Hong Kong) Limited are foreign private companies and maintain  their books and records in Canadian and Hong Kong dollars (the functional currency).  The financial statements are converted to US dollars for consolidation purposes.  The translation method used is the current rate method which is the method  mandated by SFAS 52 where the functional currency is the foreign currency.  Under the current rate method all assets and liabilities are translated at the current rate, stockholder’s equity accounts are translated at historical rates and revenues and expenses are translated at average rates for the year.

Due to the fact that items in the financial statements are being translated at different rates according to their nature, a translation adjustment is created.  This translation adjustment has been included in accumulated other comprehensive income (loss).

j)	Income Taxes
The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". Deferred tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

k)	Research and Development
Research and development costs, other than capital expenditures but including acquired research and development costs, are charged against income in the period incurred.

l)	Comprehensive Income
The Company has adopted SFAS No. 130 Reporting Comprehensive Income.  This standard requires companies to disclose comprehensive income in their financial statements. In addition to items included in net income, comprehensive income includes items currently charged or credited directly to stockholders' equity, such as foreign currency translation adjustments.

m)	Long-Lived Assets
In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company evaluates at each balance sheet date whether events and circumstances have occurred that indicate possible impairment.  If there are indications of impairment, the Company uses future undiscounted cash flows of the related asset or asset grouping over the remaining life in measuring whether the assets are recoverable.  In the event such cash flows are not expected to be sufficient to recover the recorded asset values, the assets are written down to their estimated fair value.  Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value of asset less cost to sell.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

n)	Stock Based Compensation

The Company had adopted the provisions of SFAS 123 (R) on January 1, 2006. All awards granted to employees and non-employees after December 31, 2005 are valued at fair value in accordance with the provisions of SFAS 123 (R) by using the Black-Scholes option pricing model and recognized on a straight line basis over the service periods of each award. The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring or in Conjunction with Selling Goods or Services”.  Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable.  The value of equity instruments issued for consideration other than employee services is determined on the earlier of a performance commitment or completion of performance by the provider of goods or services as defined by EITF No. 96-18.

o)	Earnings or Loss Per Share

The Company has adopted FAS No. 128, “Earnings per Share”, which requires disclosure on the financial statements of “basic” and “diluted” loss per share.  Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding for the year.  Diluted loss per share is computed by dividing net loss by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.  There were no common equivalent shares outstanding at December 31, 2009 and 2008 that have been included in dilutive loss per share calculation as the effects would have been anti-dilutive. At December 31, 2009, there were 134,204 options and nil warrants exercisable. At December 31, 2008, there were 98,204 options and 255,333 warrants exercisable.

p)	Asset Retirement Obligation

The Company accounts for asset retirement obligations in accordance with Financial AccountingStandards Board ("FASB") Statement No. 143, "Accounting for Asset Retirement Obligations"(“Statement 143”), which requires that the fair value of an asset retirement obligation be recorded as   a liability in the period in which a company incurs the obligation.

q)	Concentration of Credit Risk

 SFAS No. 105, "Disclosure of Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentration of Credit Risk", requires disclosure of any significant off-balance sheet risk and credit risk concentration.  The Company does not have significant off-balance sheet risk or credit concentration.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

r)	Recent Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”. This Statement replaces SFAS No. 141, Business Combinations.

This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement also establishes principles and requirements for how the acquirer: a) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree; b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase and c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) will apply prospectively to business combinations for which the acquisition date is on or after Company’s fiscal year beginning May 1, 2009. The Company is currently assessing the impact of FAS 141(R).

In December 2007, the FASB issued SFAS No. 160, “Non-controlling Interests in Consolidated Financial Statements”. This Statement amends ARB 51 to establish accounting and reporting standards for the non-controlling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a non-controlling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS No. 160 is effective for the Company’s fiscal year beginning May 1, 2009. The Company is currently assessing the impact of FAS 160.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The guidance in FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company is currently assessing the impact of FAS 161.

In May 2008, the FASB issued SFAS No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("SFAS 162"). SFAS 162 is intended to improve financial reporting by identifying a consistent framework, or hierarchy, for selecting accounting principles to be used in preparing financial statements that are presented in conformity with U.S. GAAP for nongovernmental entities. SFAS 162 is effective 60 days following the Securities and Exchange Commission's approval of the Public Company Accounting Oversight Board auditing amendments to AU Section 411, "The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles." The Company does not expect SFAS 162 to have a material effect on its consolidated financial statements.

In May 2008, the FASB issued Statement of Financial Accounting Standards No. 163 ("SFAS 163"), "Accounting for Financial Guarantee Insurance Contracts – an interpretation of FASB Statement No. 60." SFAS 163 prescribes accounting for insures of financial obligations, bringing consistency to recognizing and recording premiums and to loss recognition. SFAS 163 also requires expanded disclosures about financial guarantee insurance contracts. Except for some disclosures, SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS 163 will not have an impact on the results of operations or financial position of the Company.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont’d)

r)	Recent Pronouncements

In May 2008, FASB issued FASB Staff Position ("FSP") APB 14-1, "Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 clarifies that convertible debt instruments that may be settled in cash upon either mandatory or optional conversion (including partial cash settlement) are not addressed by paragraph 12 of APB Opinion No. 14, "Accounting for Convertible Debt and Debt issued with Stock Purchase Warrants." Additionally, FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. The Company is evaluating the impact which the adoption of FSP APB 14-1 will have on the consolidated financial statements.

4.	OTHER COMPREHENSIVE INCOME (LOSS)

The components of other comprehensive income (loss) are as follows:

	2009 $	2008 $

Net loss	(1,067,697)	(1,993,662)

Foreign currency translation adjustment	11,742	538,413

Other Comprehensive loss	(1,055,955)	(1,455,249)

The foreign currency translation adjustments are not currently adjusted for income taxes as the Company’s subsidiaries are located in Canada, China, Taiwan and Hong Kong and the adjustments relate to the translation of the financial statements from source currency into United States dollars, which is done as disclosed in note 3(i).

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

5.	PROPERTY, PLANT AND EQUIPMENT

	2009 $	2008 $

Furniture and fixtures	60,330	68,461
Office equipment	33,097	28,558
Computer equipment	107,085	92,398
Plant and equipment	325,470	344,582
Vehicles	20,951	22,650
Leasehold Improvement	67,744	68,721
Construction in progress	227,858	227,858

Cost	842,535	853,228

Less:
Accumulated amortization
Furniture and fixtures	62,419	52,131
Office equipment	32,756	28,190
Computer equipment	104,193	89,535
Plant and equipment	71,442	18,802
Vehicles	6,679	1,670
Leasehold Improvement	3,839	960

	281,328	191,288

Net	561,207	661,940

During the year 2006, the Company reviewed the impairment on property, plant and equipment and wrote down a total of $90,070 from the cost of such capital assets.  Several factors are taken into account for such write down, including but not limited to, management’s plans for future operations and projected undiscounted cash flows.

6.	INTELLECTUAL PROPERTY

Intellectual property represents licenses to use, modify and prepare derivative works of licensors’ source material.  Licenses may be subject to annual and usage fees.  The terms of the licenses continue indefinitely unless breached by the terms of the agreements.  As at December 31, 2009 and December 31, 2008, the Company had three licensing agreements, which it entered into between April 2002 and July 2002. These licenses are non-transferable, non-sub licensable and royalty free.  The Company must pay annual support and maintenance fees to the licensors to maintain the terms of the agreements. These licenses give the Company the right to incorporate licensor software into the Company’s internally-developed software and the products it is developing.

Annual support and maintenance fees are expensed as they become due. For 2009 and 2008, the company is in breach of payment of its annual support and maintenance fees, and in default of such fee payment, the licensors may not maintain the terms of the agreements.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

6.	INTELLECTUAL PROPERTY - Cont'd

The Company evaluates the recoverability of the intellectual property and reviews the impairment on an annual basis and at any other time if events occur or circumstances change that would more likely than not reduce the fair value below its carrying amount utilizing the guidance of SFAS 142, “Goodwill and other Intangible Assets”.  Several factors are used to evaluate the intellectual property, including but not limited to, management’s plans for future operations, recent operating results and projected undiscounted cash flows. The Intellectual property was written-down to a nominal value of $1 in 2002.

7.	BANK INDEBTEDNESS

The Company has overdraft protection available up to a maximum of $8,210.

8.	LOAN FROM SHAREHOLDERS

The loan from the shareholders excluding a loan of $90,000 is unsecured, non-interest bearing, with no specific terms of repayment. The shareholders loan of $90,000 is unsecured, bears interest at 2% per month with no specific terms of repayment.  The Company calculated the fair value of interest on the interest free loans from shareholders at the rate of 5% per annum and recorded it as a component of additional paid in capital. The Company has accrued interest of $21,600 as interest on loan to one director for the year. Further, the Company expensed interest of $31,654 calculated at 5% per annum on the interest free loans provided by the Company’s directors and shareholders and recorded this as a component of additional paid in capital.

9.	CAPITAL STOCK

a)	Authorized 5,000,000 non-voting Preferred shares with a par value of $0.001 per share 150,000,000 Common shares with a par value of $0.001 per shares

b)	Issued 14,834,419 Common shares (12,192,752 in 2008).

c)	Changes to Issued Share Capital

The Company’s wholly owned subsidiary Aspire GuangXi Inc. signed a proposed funding agreement with a private investor to obtain secured financing of US$1.2 million. On November 3, 2008 the Company issued 2,000,000 common shares and kept them in custody to be provided to the investor as collateral on conclusion of the financing.  The financing did not materialize and the Company subsequently cancelled the shares on March 5, 2009.

d)	Employee Stock Option Plan

The Company has adopted a Stock Option Plan (the Plan), pursuant to which Common Shares not exceeding 25% of the total issued and outstanding shares are reserved for issuance. Options may be granted to officers, directors, consultants and full-time employees of the Company.  Options granted under the Plan may be exercisable for a period not exceeding ten years, may require vesting, and shall be at an exercise price, all as determined by the Board.  Options will be non-transferable and are exercisable only by the participant during his or her lifetime. If a participant ceases affiliation with the Company by reason of death or permanent disability, the option remains exercisable for 180 days following death or 30 days following permanent disability but not beyond the options expiration date.  Other termination gives the participant 30 days to exercise, except for termination for cause, which results in immediate termination of the option. Options granted under the Plan must be exercised with cash.  Any unexercised options that expire or that terminate upon an employee ceasing to be employed by the Company become available again for issuance under the Plan. The Plan may be terminated or amended at any time by the Board of Directors.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

9.	CAPITAL STOCK-Cont’d

The activity of the Plan is as follows:

		Weighted
	Shares	Average
	Subject	Option
	to Options	Prices

Outstanding at December 31, 2006	197,620	5.50
Granted	-	-
Exercised	-	-
Expired	(45,416)	6.50
Cancelled	-	-

Outstanding at December 31, 2007	152,204	5.07
Granted	-	-
Exercised	-	-
Expired	-	-
Cancelled	-	-

Outstanding at December 31, 2008	152,204	5.07
Exercisable at December 31, 2008	134,204	5.08
Exercisable at December 31, 2007	98,204	5.13

No stock options were granted in 2008 or 2009

As at December 31, 2009, there were 134,204 (98,204 at December 31, 2008) exercisable options at a weighted average exercise price of $5.14 ($5.13 as at December 31, 2008).

Number of options	Expiry date
8,204	December 14, 2014.
144,000	July 2, 2015

At December 31, 2009, the weighted average contractual term of the total outstanding, and the total exercisable options were as follows:

Weighted-Average
Remaining Contractual Term
Total outstanding options	6.5 years
Total exercisable options	6.5 years

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

9.	CAPITAL STOCK-Cont’d

e)	Purchase Warrants

On March 21, 2007, the Company entered into a Securities Purchase Agreement, dated as of March 12, 2007, by and among the Company and Alfred Morgan Capital Ltd (“AMC”). The Company authorized the sale to AMC of Convertible Term Notes (the "Notes") in the aggregate principal amount of $150,000. In connection with the offering, the Company issued an aggregate of 30,000 warrants to purchase common stock at price of $1.50 per share. These warrants are exercisable to March 14, 2009

	Number of	Exercise	Expiry
	Warrants
	Granted	Prices	Date

Outstanding at December 31, 2006 and average exercise price	313,333	$32.75
Granted	30,000	$1.50	March 14, 2009
Expired	(88,000)	$21.31
Outstanding at December 31, 2007 and average exercise price
Granted
Expired	(255,333	$33.11
Exercisable at December 31, 2009 And average exercise price	-

f)	Common Stock Subscribed

The Company has an agreement with SBI and Westmoreland wherein they have committed to purchase eighty thousand common shares of the company stock at $50 each for $4 million of funding.  Net proceeds of $695,000 have been received by the company from SBI and Westmoreland to date for the purchase of 15,000 common shares. SBI and Westmoreland have signed promissory notes for the balance that has not yet been received.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

10.	INCOME TAXES

a)	Deferred Income Taxes

Reconciliation between the statutory federal income tax rate and the effective income tax rate of income tax expense for the period ended December 31, 2009 and 2008 is as follows:

	2009	2008
Statutory Federal income tax rate	32.5%	34.5%
Valuation allowance	(32.5%)	(32.5%)

The Company has determined that realization of a deferred tax asset is not likely and therefore a valuation allowance has been recorded against this deferred income tax asset.

b)	Current Income Taxes

As of December 31, 2009 the Company has non-capital losses of approximately $13,302,246 available to offset future taxable incomes which expire as follows:

2009	$955,921
2010	$32,053
2014	$2,430,779
2015	$3,713,766
2026	$2,064,198
2027	$2,553,154
2028	$1,123,930

11.	COMMITMENTS AND CONTINGENCIES

The Company has been served with a Notice dated July 21, 2006 from a former employee and Investor of Griffin Industries (Prior to name change to Perfisans Holdings Inc.) for specific performance of the March 24, 1999 Rescission Agreement. The former employee is asking for replacement warrants equivalent in value to the price of stock on October 19, 1998 calculated at 6,000 shares priced at $75 per share for a total consideration of $450,000. There has been no development or communication regarding this claim since July 21, 2006 and no expense has been accrued in the financial statements.

On May 26, 2008, Perfisans Networks Corporation (“Perfisans”), a wholly-owned subsidiary of Aspire International Inc. (the “Company”) entered into a Management Agreement with Liuzhou Yi Sheng Da Trading Co., Ltd. (“Liuzhou”), dated May 26, 2008, whereby the parties agreed that the management of the Manganese Ore at Guangxi Fong Sheng shall be assigned to the Company for a period of ten years, commencing on June 1, 2008 and terminating on May 31, 2018.

ASPIRE INTERNATIONAL, INC.
(FORMERLY PERFISANS HOLDINGS, INC.)
Notes to Consolidated Financial Statements
December 31, 2009 and 2008 (UNAUDITED)
(Amounts expressed in US Dollars)

On May 26, 2008, the Company entered into a Subcontract Agreement with Guangxi Wu Xuan Kwang Tai Mining Co. Ltd. (“Guangxi Wu”), dated May 26, 2008, whereby the parties agreed that Guangxi Wu shall be subcontracted to perform the management services at the Manganese Ore at Guangxi Fong Sheng for a period of ten years, commencing on June 1, 2008 and terminating on June 1, 2018. Under the terms of the Subcontract Agreement and as consideration for its management services, Guangxi Wu shall be paid a management fee of 30% of the total sales revenue of the Ore.

On May 26, 2008, Perfisans entered into a Distribution and Management Agreement with mine owner, Liao Dong Shang (“Liao”), and Management Company, Mo Xiong (“Mo Xiong”), dated May 26, 2008, whereby Liao as owner of the GuangXi Province 21.3Sq. Km Manganese ore and with mining rights to such ore, has agreed to use the profits of sales from the Manganese mine in exchange for shares of the Company. In addition, the parties agreed to contract Mo Xiong to oversee all production of the Manganese ore.

The Company leases premises in Canada under an operating lease with a three years term expiring on May 31, 2010. Minimum lease commitments exclusive of insurance and other occupancy charges under the lease at December 31, 2009 were:

2009	$9,362
2010	$3,900
$13,262

12.	LOANS FROM NON-RELATED PARTY

The Company’s subsidiary Mega Bond Group (Hong Kong) Limited obtained a loan of US $73,891 (CAD $90,000) on June 5, 2008 which is repayable in 12 months and carries a rate of interest of 18% payable semi annually.

The Company obtained a loan of $130,645 (CAD $162,000) on November 26, 2008 which is interest free and repayable on demand.

13.	MANAGEMENT SALARIES

Management salaries of $400,000 ($400,000 in 2008) have been expensed in the consolidated statements of operations.  Management salaries of $400,000 have been included in accounts payable and accrued liabilities.

15.	PROMISSORY NOTE PAYABLE

Promissory note in the amount of $1,429,232 ($1,291,265 in 2008) bears interest at 3% per month, with principal and interest payable at December 31, 2005. Management is working on the new terms. The new terms have not been finalized and agreed to by both sides.

16.	LOSS PER SHARE

Decrease in shares as a result of the reverse stock split (25 to 1) is given retroactive recognition and the loss per share calculated for all periods presented is based on the post split number of shares.